SEI INSTITUTIONAL MANAGED TRUST

Global Managed Volatility Fund
Real Estate Fund
(the "Funds")

Supplement dated July 27, 2021
to the Statement of Additional Information ("SAI") dated January 31, 2021, as amended on July 2, 2021

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to revise the Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers for each Fund.

Accordingly, under the section titled "Portfolio Transactions," under the sub-section entitled "Brokerage Selection," the rows for the Global Managed Volatility Fund and the Real Estate Fund are hereby deleted and replaced with the following:

	Total $ Amount of Brokerage Commissions Paid (000)			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)			% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2018	2019	2020	2018	2019	2020	2020	2020
Global Managed Volatility Fund	$494	$359	$350	$24	$6	$—	0%	0%
Real Estate Fund	$192	$147	$213	$1	$1	$1	1%	7%

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1349 (7/21)